UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2006


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                      000-106839             88-0492134
-------------------------------          -----------         -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

           114 West Magnolia Street, Suite 400-142
                       Bellingham, WA                         98225
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)

                                  360-392-3902
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 8, 2006, Essential Innovations Technology Corp. entered into an agreement with Earth Source Energy, Inc., Pacific Geo Exchange, Inc., and their six stockholders (Mueller Family Trust, Jade Eagle Trust, Aries Developments Ltd., Lynn Mueller, Mark McCooey, Paul Callon, together referred to as the "Selling Stockholders") to acquire all of the issued and outstanding stock of Earth Source Energy, Inc. and Pacific Geo Exchange, Inc. (the "Acquired Businesses"). Neither the Acquired Businesses nor any of the Selling Stockholders are affiliates of Essential Innovations.

         Under the terms of the agreement, which is scheduled to close following the delivery of audited financial statements for the Acquired Businesses, but not later than July 1, 2006, Essential Innovations will pay the Selling Stockholders an aggregate of Cdn$1,640,000, Cdn$1,118,000 of which will be paid in cash and the remainder of which will be paid in Essential Innovations' common stock.

         The Acquired Businesses are western Canada's largest and most experienced geoexchange installers for commercial and residential applications with over 400 installations completed. The acquisition, if completed, will allow Essential Innovations to provide both the geoexchange equipment and the installation of that equipment as a comprehensive package.

         Essential Innovations has agreed to register the resale of its common stock to be issued to the Selling Stockholders under the agreement.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following are to be filed as exhibits:

    Exhibit
    Number                      Title of Document                   Location
---------------  -------------------------------------------------  ------------

   Item 10.       Material Contract
---------------  -------------------------------------------------  ------------
    10.27        Share Purchase Agreement among Earth Source        To be filed.
                 Energy, Inc., Pacific Geo Exchange, Inc.,
                 Mueller Family Trust, Jade Eagle Trust,
                 Aries Developments Ltd., Lynn Mueller, Mark
                 McCooey, Paul Callon, and Essential
                 Innovations Technology Corp., dated February
                 3, 2006, signed February 8, 2006

    10.28        Addendum to Share Purchase Agreement, dated        To be filed.
                 February 3, 2006, signed February 8, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: February 10, 2006                   By: /s/ Jason McDiarmid
                                             ------------------------
                                             Jason McDiarmid
                                             Its President

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